Exhibit 4.34

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH

RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS

INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS

(***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS

HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION (THE “COMMISSION”) SUBJECT TO A

REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2

UNDER THE SECURITIES EXCHANGE ACT.

[SpaceX Letterhead]

(***)

Satélites Mexicanos, S.A. de C.V

(***)

Re:	Amendment No. 2 to the Launch Services Agreement, dated February 3, 2012, between Satélites Mexicanos, S.A. de C.V and Space Exploration Technologies Corp. (the “LSA”)

Dear (***):

The purpose of this letter is to document the mutual understanding between Satélites Mexicanos, S.A. de C.V (“Customer”) and Space Exploration Technologies Corp. (“Contractor”) as regards certain amendments to the LSA in accordance with Section 31 (Modifications) thereof (such amendments, “Amendment No. 2”). Any capitalized terms not defined and used in this Amendment No. 2 shall have the meanings ascribed thereto in the LSA.

Contractor and Customer, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree to the following amendments to the LSA, which shall be incorporated therein and made a part thereof:

1.	Section 35 (Effective Date) is deleted in its entirety and replaced with the following (emphasis is added to the amended wording).

“The effective date of this Agreement (the “Effective Date”) shall be the date when all of the following conditions have been fulfilled, as confirmed in writing promptly upon occurrence:

(i)	Signature of this Agreement by both Parties; and

— Proprietary and Confidential —

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH

RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS

INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS

(***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS

HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION (THE “COMMISSION”) SUBJECT TO A

REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2

UNDER THE SECURITIES EXCHANGE ACT.

(ii)	payment by Customer of the Initial Payment within (***) Business Days thereof, such payment to be received by Contractor no later than February 3, 2012.

Notwithstanding the foregoing, the Parties agree and acknowledge that Customer shall have the sole right, in its discretion, to terminate this Agreement upon written notice to Contractor, (***), in the event that Customer’s Payload manufacturer Associate Contractor has not obtained satisfactory corporate approval required for it to execute, deliver and perform the Payload manufacturing and delivery agreement no later than March 16, 2012, in which case, Contractor shall (***) Customer (***) no later than (***) days after receipt by Contractor of the notice provided for in this Section 35.”

The Parties recognize that except as expressly modified herein, the LSA remains in full force and effect in accordance with its terms and conditions. This Amendment No. 2 contains the entire understanding between the Parties concerning the matters described herein, supersedes any prior written or oral agreement between the Parties related these matters, and shall be amended only through a written amendment executed by each of the Parties hereto. Other than Amendment No. 1, dated March 2, between Customer and Contractor, there are no additional “side letters”, amendments or similar agreements between the Parties related to the matters described herein.

(Signature page follows)

— Proprietary and Confidential —

FOIA CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH

RESPECT TO CERTAIN INFORMATION IN THIS AGREEMENT. THIS

INFORMATION HAS BEEN REDACTED AND DENOTED BY ASTERISKS

(***). COPIES OF THE EXHIBIT CONTAINING THE REDACTED PORTIONS

HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION (THE “COMMISSION”) SUBJECT TO A

REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2

UNDER THE SECURITIES EXCHANGE ACT.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 by their duly authorized officers.

Space Exploration Technologies Corp.		Satélites Mexicanos, S.A. de C.V.

By:	(***)	By:	/s/ Patricio Northland
Name: Title:	(***) (***)	Name: Title:	Patricio Northland CEO
Date:	March 9, 2012	Date:	March 9, 2012

— Proprietary and Confidential —